                                                             Exhibit 99

CONTACTS:

MEDIA:
------
Jonathan Williams
(412) 762-4550

INVESTORS:
----------
William H. Callihan
(412) 762-8257

            PNC BANK CORP. EARNS $149.0 MILLION IN THIRD QUARTER

        PITTSBURGH, October 18, 1995 -- PNC Bank Corp. (NYSE: PNC) today reported 1995 third quarter net income of $149.0 million, or $0.64 per fully diluted share, compared with $188.0 million, or $0.79 per fully diluted share, a year ago. Return on average assets and return on average common shareholders' equity were 0.96 percent and 13.42 percent, respectively, in the third quarter of 1995, and the after-tax profit margin was 22.6 percent. Net income totaled $137.0 million, or $0.59 per fully diluted share, for the second quarter of 1995. For the first nine months of 1995, net income was $411.7 million or $1.77 per fully diluted share, compared with $581.5 million and $2.44, respectively, in the previous year.

        "Third quarter results are consistent with our expectations and characterized by a solid performance in our core businesses. Actions taken within the last year to reposition our balance sheet have had a stabilizing effect on net interest income and net interest margin," said Thomas H. O'Brien, chairman and chief executive officer.

        "We have received regulatory approval for our merger with Midlantic Corporation. This transaction, coupled with the acquisition of Chemical Bank New Jersey, will further strengthen our balance sheet by adding a stable base of core deposits and consumer assets; leverage our position in Philadelphia; and give us a significant presence in the attractive New Jersey marketplace."





                                    -more-

       PNC Bank Corp. Earns $149.0 Million in Third Quarter -- Page 2

        Taxable-equivalent net interest income totaled $372.8 million in the third quarter of 1995 compared with $503.2 million a year ago. The net interest margin was 2.61 percent compared with 3.45 percent in the third quarter of 1994. The declines reflect the costs of actions taken over the last year to downsize the balance sheet and reduce interest rate sensitivity.
Net interest income and net interest margin in the second quarter of 1995 were $370.6 million and 2.58 percent, respectively.

        Average assets for the third quarter of 1995 totaled $61.7 billion compared with $62.0 billion in the third quarter last year. For the third quarter of 1995, average loans totaled $36.8 billion. Excluding acquisitions, average loans increased 6.4 percent compared with the third quarter of 1994. Average loans represented 64.5 percent of average earning assets compared with
59.2 percent a year ago.

        Noninterest income increased $56.2 million, or 24.3 percent, to $287.3 million in the third quarter of 1995 compared with the year-earlier period. Investment management and trust income increased $24.3 million, or 33.6 percent, to $96.7 million, due to the BlackRock acquisition, new business, and an increase in the value of managed assets. Discretionary assets totaled $85.9 billion at Sept. 30, 1995, compared with $50.1 billion a year ago. Service charges, fees and commissions decreased $3.4 million to $91.7 million in the third quarter of 1995 compared with the same quarter a year ago, primarily reflecting the impact of the Corporation's credit card alliance. Effective May 1, 1995, the Corporation entered into an alliance with third parties to provide certain administrative, marketing and data processing services for the Corporation's credit card business. The third parties receive the related fee income and incur associated operating expenses for such services. Excluding the effect of this alliance, service charges, fees and commissions increased 4.0 percent, or $3.5 million.

        Mortgage banking income decreased $27.6 million to $51.3 million during the third quarter of 1995 compared with the year-earlier period primarily due to lower gains on sales of servicing.



                                    -more-

       PNC Bank Corp. Earns $149.0 Million in Third Quarter -- Page 3

        Other noninterest income increased $18.6 million in the comparison.
A $28.2 million gain on the sale of 12 branches located in Dayton, Ohio, was partially offset by lower venture capital income. The branch sale was initiated in connection with the ongoing rationalization of the Corporation's retail branch network.

        Noninterest expense decreased $3.1 million to $432.8 million for the third quarter of 1995 compared with the year-earlier period. Lower staff and Federal deposit insurance expenses were substantially offset in the comparison by the impact of acquisitions.

        Total assets and shareholders' equity were $61.2 billion and $4.5 billion, respectively, at Sept. 30, 1995 compared with $64.1 billion and $4.4 billion at Dec. 31, 1994. At Sept. 30, 1995, the leverage capital ratio was 6.45 percent, and Tier I and total risk-based capital ratios are estimated to be 8.3 percent and 11.9 percent, respectively.

        The Corporation's asset quality remained strong during the quarter. The allowance for credit losses was $943.3 million at Sept. 30, 1995, or 346 percent of nonperforming loans compared with 312 percent at June 30, 1995, and 281 percent at Sept. 30, 1994. Nonperforming assets declined $38.2 million during the quarter to $407.7 million at Sept. 30, 1995. The comparable amounts at June 30, 1995, and Sept. 30, 1994, were $445.9 million and $515.2 million, respectively.

        The ratio of nonperforming assets to total loans and foreclosed assets was 1.10 percent at Sept. 30, 1995, compared with 1.44 percent a year ago.
Net charge-offs totaled $17.8 million in the third quarter of 1995 compared with $16.0 million in the year-earlier period.

        On July 10, 1995, PNC Bank Corp. entered into a definitive merger agreement with Midlantic Corporation, a regional bank holding company headquartered in Edison, N.J. At Sept. 30, 1995, Midlantic had assets and deposits of approximately $13.9 billion and $10.9 billion, respectively. The merger, which will be accounted for as a pooling of interests, is targeted to be completed by year-end 1995, pending approval by shareholders of both companies.


                                    -more-

       PNC Bank Corp. Earns $149.0 Million in Third Quarter -- Page 4

        Effective the close of business Oct. 6, 1995, the Corporation completed the acquisition of the southern and central New Jersey franchise of Chemical Bank for approximately $485 million in cash. The transaction added total assets of $3.2 billion and retail core deposits of $2.7 billion.


        PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts, and Florida. Its major businesses include corporate banking; consumer banking; mortgage banking; and asset management.



                          [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights


                                                                        Three months ended                Nine months ended
                                                                           September 30                      September 30
                                                                     -------------------------       ---------------------------
                                                                         1995             1994             1995             1994
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE (Dollars in thousands, except per share data)
Net interest income (taxable-equivalent basis)                       $372,796         $503,240       $1,135,535        $1,510,407
Net income                                                            149,046          187,998          411,685           581,532
Fully diluted earnings per common share                                   .64              .79             1.77              2.44
Return on average total assets                                            .96%            1.20%             .89%             1.29%
Return on average common shareholders' equity                           13.42            17.15            12.61             18.04
Net interest margin                                                      2.61             3.45             2.64              3.57
After-tax profit margin                                                 22.58            25.60            21.39             26.10
Overhead ratio                                                          65.57            59.36            67.36             57.49

SELECTED AVERAGE BALANCES (In millions)
Assets                                                                $61,716          $61,988          $61,775           $60,204
Earnings assets                                                        57,099           58,275           57,255            56,518
Loans, net of unearned income                                          36,824           34,494           36,116            33,025
Securities                                                             18,805           22,422           19,848            21,844
Deposits                                                               34,252           33,982           33,702            32,665
Borrowings                                                             13,294           11,346           13,299            11,284
Shareholders' equity                                                    4,425            4,360            4,384             4,320
==================================================================================================================================


                                                                 September 30          June 30       December 31     September 30
                                                                         1995             1995              1994             1994
------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Capital
 Leverage                                                               6.45%            6.29%             6.59%            6.82%
 Common shareholders' equity to total assets                            7.33             7.04              6.82             6.92
 Average common shareholders' equity to average total assets            7.07             7.03              7.09             7.14
Asset quality
 Net charge-offs to average loans                                        .22              .23               .29              .27
 Nonperforming loans to total loans                                      .74              .84               .90             1.03
 Nonperforming assets to total loans and foreclosed assets              1.10             1.21              1.25             1.44
 Allowance for credit losses to total loans                             2.56             2.62              2.83             2.89
 Allowance for credit losses to nonperforming loans                   346.28           311.53            314.17           281.35
Book value per common share
 As reported                                                          $19.62           $19.37            $18.76           $18.87
 Excluding net unrealized securities losses                            19.82            19.55             19.26            19.46
===================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Condensed Consolidated Statement of Income



                                                                        Three months ended                Nine months ended
                                                                           September 30                      September 30
                                                                    --------------------------       ---------------------------
In thousands, except per share data                                      1995             1994             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                              $749,019         $652,127       $2,194,025       $1,818,974
Securities                                                            262,974          335,117          841,761          947,572
Other                                                                  27,481           20,325           70,410           71,121
------------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                              1,039,474        1,007,569        3,106,196        2,837,667
INTEREST EXPENSE
Deposits                                                              329,378          249,532          941,996          664,777
Borrowed funds                                                        210,868          131,161          629,735          338,394
Notes and debentures                                                  134,435          131,921          423,370          349,241
------------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                               674,681          512,614        1,995,101        1,352,412
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  364,793          494,955        1,111,095        1,485,255
Provision for credit losses                                                             10,078                            60,123
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income less provision for credit losses                 364,793          484,877        1,111,095        1,425,132
NONINTEREST INCOME
Investment management and trust                                        96,657           72,354          273,306          218,815
Service charges, fees and commissions                                  91,717           95,094          272,125          275,135
Mortgage banking                                                       51,333           78,911          146,653          159,274
Net securities gains (losses)                                              44          (44,202)           9,080          (13,895)
Other                                                                  47,536           28,942           88,270           78,561
------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                             287,287          231,099          789,434          717,890
NONINTEREST EXPENSE
Staff expense                                                         204,841          208,128          611,289          618,999
Net occupancy and equipment                                            69,314           67,880          206,073          200,022
Other                                                                 158,647          159,905          479,222          462,033
------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                            432,802          435,913        1,296,584        1,281,054
------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                           219,278          280,063          603,945          861,968
Applicable income taxes                                                70,232           92,065          192,260          280,436
------------------------------------------------------------------------------------------------------------------------------------
 Net income                                                          $149,046         $187,998         $411,685         $581,532
====================================================================================================================================
EARNINGS PER COMMON SHARE
Primary                                                                  $.65             $.79            $1.78            $2.45
Fully diluted                                                             .64              .79             1.77             2.44
CASH DIVIDENDS DECLARED PER COMMON SHARE                                  .35              .32             1.05              .96
AVERAGE COMMON SHARES OUTSTANDING
Primary                                                               229,837          236,914          230,869          236,954
Fully diluted                                                         231,875          238,735          233,087          238,807
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 7
Details of Net Interest Income

                                                              Three months ended                        Nine months ended
                                                                 September 30                              September 30
Taxable-equivalent basis                                -----------------------------             -----------------------------
In thousands                                                   1995              1994                    1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                                        $1,063,809          $978,784              $3,173,738        $2,739,946
  Loan fees                                                  19,421            19,543                  54,913            54,321
  Taxable-equivalent adjustment                               8,003             8,285                  24,440            25,152
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                 1,091,233         1,006,612               3,253,091         2,819,419
  Interest expense                                          669,010           527,250               1,977,352         1,428,949
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before swaps and caps               422,223           479,362               1,275,739         1,390,470
Effect of swaps and caps on
  Interest income                                           (43,756)            9,242                (122,455)           43,400
  Interest expense                                            5,671           (14,636)                 17,749           (76,537)
------------------------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                                    (49,427)           23,878                (140,204)          119,937
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                                    $372,796          $503,240              $1,135,535        $1,510,407
====================================================================================================================================


Three months ended
Taxable-equivalent basis                  September 30            June 30           March 31        December 31       September 30
In thousands                                      1995               1995               1995               1994               1994
------------------------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                           $1,063,809         $1,065,165         $1,044,764         $1,026,612           $978,784
  Loan fees                                     19,421             18,922             16,570             15,011             19,543
  Taxable-equivalent adjustment                  8,003              8,243              8,194              8,371              8,285
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                    1,091,233          1,092,330          1,069,528          1,049,994          1,006,612
  Interest expense                             669,010            671,750            636,592            598,060            527,250
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before
      swaps and caps                           422,223            420,580            432,936            451,934            479,362
Effect of swaps and caps on
  Interest income                              (43,756)           (41,448)           (37,251)           (17,478)             9,242
  Interest expense                               5,671              8,561              3,517              1,734            (14,636)
------------------------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                       (49,427)           (50,009)           (40,768)           (19,212)            23,878
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                       $372,796           $370,571           $392,168           $432,722           $503,240
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                        Page 8
Details of Net Interest  Margin


                                                                  Three months ended                         Nine months ended
                                                                     September 30                               September 30
                                                                -----------------------                    ----------------------
Taxable-equivalent basis                                         1995              1994                    1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earning assets                            7.38%             6.69%                   7.37%             6.48%
  Effect of loan fees                                            .14               .13                     .13               .13
  Taxable-equivalent adjustment                                  .06               .06                     .06               .06
------------------------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earning assets                  7.58              6.88                    7.56              6.67
  Rate on interest-bearing liabilities                          5.34              4.16                    5.29              3.93
------------------------------------------------------------------------------------------------------------------------------------
   Interest rate spread before swaps and caps                   2.24              2.72                    2.27              2.74
Effect of
  Noninterest-bearing sources                                    .71               .55                     .69               .52
  Interest rate swaps and caps on
    Interest income                                             (.30)              .06                    (.28)              .10
    Interest expense                                             .04              (.12)                    .04              (.21)
------------------------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                                      (.34)              .18                    (.32)              .31
------------------------------------------------------------------------------------------------------------------------------------
      Net interest margin                                       2.61%             3.45%                   2.64%             3.57%
====================================================================================================================================


Three-months ended                               September 30         June 30       March 31        December 31       September 30
Taxable-equivalent basis                                 1995            1995           1995               1994               1994
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earnings assets                   7.38%           7.42%          7.29%              6.91%              6.69%
  Effect of loan fees                                    .14             .13            .11                .10                .13
  Taxable-equivalent adjustment                          .06             .06            .06                .06                .06
------------------------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earnings assets         7.58            7.61           7.46               7.07               6.88
  Rate on interest-bearing liabilities                  5.34            5.37           5.13               4.64               4.16
------------------------------------------------------------------------------------------------------------------------------------
    Interest rate spread before swaps and caps          2.24            2.24           2.33               2.43               2.72
Effect of
  Noninterest-bearing sources                            .71             .69            .67                .62                .55
  Interest rate swaps and caps on
    Interest income                                     (.30)           (.28)          (.25)              (.12)               .06
    Interest expense                                     .04             .07            .03                .01               (.12)
------------------------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                              (.34)           (.35)          (.28)              (.13)               .18
------------------------------------------------------------------------------------------------------------------------------------
      Net interest margin                               2.61%           2.58%          2.72%              2.92%              3.45%
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                       Page 9
Details of Noninterest Income


NONINTEREST INCOME
                                                      Three months ended                               Nine months ended
                                                         September 30                                     September 30
                                               ---------------------------------                -------------------------------
In thousands                                       1995                     1994                    1995                   1994
------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                          $60,229                  $47,853                $173,425               $146,658
 Mutual funds                                    36,428                   24,501                  99,881                 72,157
------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust          96,657                   72,354                 273,306                218,815

Service charges, fees and commissions
 Deposit account and corporate services          40,808                   41,931                 119,146                124,156
 Credit card and merchant services                8,459                   13,723                  32,728                 40,520
 Corporate finance                               11,543                   12,075                  33,795                 33,302
 Brokerage                                       11,175                    9,306                  31,236                 26,529
 Other services                                  19,732                   18,059                  55,220                 50,628
------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions    91,717                   95,094                 272,125                275,135
Mortgage banking
 Servicing                                       30,200                   32,439                  91,084                 93,140
 Sales of servicing                              10,745                   34,747                  32,675                 51,338
 Marketing                                       10,388                   11,725                  22,894                 14,796
------------------------------------------------------------------------------------------------------------------------------------
  Total mortgage banking                         51,333                   78,911                 146,653                159,274

Other                                            47,536                   28,942                  88,270                 78,561
------------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income before
    securities transactions                     287,243                  275,301                 780,354                731,785
Net securities gains (losses)                        44                  (44,202)                  9,080                (13,895)
------------------------------------------------------------------------------------------------------------------------------------
  Total                                        $287,287                 $231,099                $789,434               $717,890
====================================================================================================================================

Three months ended                        September 30            June 30           March 31        December 31       September 30
In thousands                                      1995               1995               1995               1994               1994
------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
  Trust                                        $60,229            $62,229            $50,967            $47,402            $47,853
  Mutual funds                                  36,428             35,280             28,173             25,835             24,501
------------------------------------------------------------------------------------------------------------------------------------
    Total investment management and trust       96,657             97,509             79,140             73,237             72,354
Service charges, fees and commissions
  Deposit account and corporate services        40,808             38,796             39,542             40,064             41,931
  Credit card and merchant services              8,459             10,094             14,175             15,500             13,723
  Corporate finance                             11,543             11,545             10,707             11,414             12,075
  Brokerage                                     11,175             10,818              9,243              9,010              9,306
  Other services                                19,732             17,731             17,757             19,023             18,059
------------------------------------------------------------------------------------------------------------------------------------
    Total service charges, fees
      and commissions                           91,717             88,984             91,424             95,011             95,094
Mortgage banking
  Servicing                                     30,200             29,761             31,123             28,636             32,439
  Sales of servicing                            10,745              9,672             12,258              9,235             34,747
  Marketing                                     10,388             11,237              1,269              1,403             11,725
------------------------------------------------------------------------------------------------------------------------------------
    Total mortgage banking                      51,333             50,670             44,650             39,274             78,911
Other                                           47,536             20,089             20,645             18,253             28,942
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest income before
      securities transactions                  287,243            257,252            235,859            225,775            275,301
Net securities gains (losses)                       44              7,782              1,254           (121,024)           (44,202)
------------------------------------------------------------------------------------------------------------------------------------
    Total                                     $287,287           $265,034           $237,113           $104,751           $231,099
====================================================================================================================================


                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Details of Noninterest Expense

NONINTEREST EXPENSE
                                                     Three months ended                                  Nine months ended
                                                        September 30                                       September 30
                                              --------------------------------                  ---------------------------------
In thousands                                      1995                    1994                      1995                     1994
------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $169,858                $168,433                  $500,065                 $497,835
Employee benefits                               34,983                  39,695                   111,224                  121,164
------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                          204,841                 208,128                   611,289                  618,999
Net occupancy                                   35,013                  34,545                   104,725                  101,107
Equipment                                       34,301                  33,335                   101,348                   98,915
Amortization of intangible assets               23,230                  21,648                    66,416                   59,478
Federal deposit insurance                        1,885                  18,406                    38,534                   54,745
Taxes other than income                         12,046                  11,533                    36,451                   33,411
Other                                          121,486                 108,318                   337,821                  314,399
------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $432,802                $435,913                $1,296,584               $1,281,054
====================================================================================================================================

Three months ended                        September 30            June 30           March 31        December 31       September 30
In thousands                                      1995               1995               1995               1994               1994
------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $169,858           $167,100           $163,107           $188,507           $168,433
Employee benefits                               34,983             37,490             38,751             28,166             39,695
------------------------------------------------------------------------------------------------------------------------------------
    Total staff expense                        204,841            204,590            201,858            216,673            208,128
Net occupancy                                   35,013             35,008             34,704             46,606             34,545
Equipment                                       34,301             32,901             34,146             33,809             33,335
Amortization of intangible assets               23,230             22,040             21,146             22,759             21,648
Federal deposit insurance                        1,885             18,273             18,376             19,157             18,406
Taxes other than income                         12,046             12,348             12,057             10,816             11,533
Other                                          121,486            101,243            115,092            138,861            108,318
------------------------------------------------------------------------------------------------------------------------------------
    Total                                     $432,802           $426,403           $437,379           $488,681           $435,913
====================================================================================================================================


                                    - more -

PNC BANK CORP. AND SUBSIDIARIES                                        Page 11
Condensed Consolidated Balance Sheet



                                                                  September 30                 December 31           September 30
In millions, except share data                                            1995                        1994                   1994
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                 $2,124                      $2,592                 $1,938
Short-term investments                                                     637                         809                    782
Loans held for sale                                                        901                         487                    517
Securities available for sale                                            2,228                       3,457                  4,985
Investment securities, fair value of $15,787, $16,233
 and $17,113                                                            16,035                      17,464                 17,976
Loans, net of unearned income of $225, $240 and $223                    36,815                      35,407                 35,700
  Allowance for credit losses                                             (943)                     (1,002)                (1,030)
-----------------------------------------------------------------------------------------------------------------------------------
  Net loans                                                             35,872                      34,405                 34,670
Other                                                                    3,421                       4,931                  3,136
-----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                         $61,218                     $64,145                $64,004
===================================================================================================================================

LIABILITIES
Deposits
 Noninterest-bearing                                                    $6,496                      $6,992                 $6,572
 Interest-bearing                                                       26,517                      28,019                 26,997
-----------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                                        33,013                      35,011                 33,569
Borrowed funds                                                          12,683                      11,608                 12,375
Notes and debentures                                                     9,616                      11,754                 11,839
Other                                                                    1,402                       1,378                  1,775
-----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                     56,714                      59,751                 59,558
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Realized shareholders' equity                                            4,549                       4,513                  4,584
Net unrealized securities losses                                           (45)                       (119)                  (138)
-----------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                             4,504                       4,394                  4,446
-----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                           $61,218                     $64,145                $64,004
===================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                                             $4,486                      $4,375                 $4,427

COMMON SHARES OUTSTANDING                                          228,598,590                 233,248,508            234,565,250
===================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                        Page 12
Condensed Consolidated Average Balance Sheet

                                                      Three months ended                              Nine months ended
                                                         September 30                                    September 30
                                              ------------------------------------            -----------------------------------
In millions                                       1995                    1994                    1995                   1994
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Short-term investments                           $518                    $744                    $635                   $821
 Securities available for sale                   2,445                   5,488                   3,009                  7,810
 Investment securities                          16,360                  16,934                  16,839                 14,034
 Loans, net of unearned income
  Commercial                                    12,660                  12,454                  12,425                 11,963
  Real estate project                            1,713                   1,621                   1,666                  1,693
  Real estate mortgage                          11,761                   9,836                  11,345                  9,293
  Consumer                                       9,088                   8,993                   9,039                  8,689
  Other                                          1,602                   1,590                   1,641                  1,387
------------------------------------------------------------------------------------------------------------------------------------
  Total loans, net of unearned income           36,824                  34,494                  36,116                 33,025
 Other interest-earning assets                     952                     615                     656                    828
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 57,099                  58,275                  57,255                 56,518
Other                                            4,617                   3,713                   4,520                  3,686
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $61,716                 $61,988                 $61,775                $60,204
====================================================================================================================================

LIABILITIES
Interest-bearing liabilities
 Deposits                                      $27,800                 $27,657                 $27,391                $26,507
 Borrowed funds                                 13,294                  11,346                  13,299                 11,284
 Notes and debentures                            8,459                  11,358                   9,132                 10,848
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            49,553                  50,361                  49,822                 48,639
Noninterest-bearing deposits                     6,452                   6,325                   6,311                  6,158
Other                                            1,286                     942                   1,258                  1,087
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             57,291                  57,628                  57,391                 55,884
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             4,425                   4,360                   4,384                  4,320
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $61,716                 $61,988                 $61,775                $60,204
====================================================================================================================================
COMMON SHAREHOLDERS' EQUITY                     $4,407                  $4,341                  $4,366                 $4,300
====================================================================================================================================

Three months ended                               September 30          June 30         March 31       December 31     September 30
In thousands                                             1995             1995             1995              1994             1994
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
  Securities available for sale                        $2,445           $2,967           $3,626            $5,172           $5,488
  Investment securities                                16,360           16,891           17,277            17,751           16,934
  Loans, net of unearned income                        36,824           36,191           35,315            34,955           34,494
  Other interest-earning assets                         1,470            1,171            1,230             1,295            1,359
------------------------------------------------------------------------------------------------------------------------------------
    Total interest-earning assets                      57,099           57,220           57,448            59,173           58,275
Other                                                   4,617            4,698            4,245             3,779            3,713
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                      $61,716          $61,918          $61,693           $62,952          $61,988
====================================================================================================================================
LIABILITIES
Interest-bearing liabilities
  Deposits                                            $27,800          $27,425          $26,937           $26,943          $27,657
  Borrowed funds                                       13,294           13,281           13,328            11,642           11,346
  Notes and debentures                                  8,459            9,213            9,736            12,593           11,358
------------------------------------------------------------------------------------------------------------------------------------
    Total interest-bearing liabilities                 49,553           49,919           50,001            51,178           50,361
Noninterest-bearing deposits                            6,452            6,362            6,115             6,466            6,325
Other                                                   1,286            1,268            1,220               922              942
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                  57,291           57,549           57,336            58,566           57,628
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                                    4,425            4,369            4,357             4,386            4,360
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity          $61,716          $61,918          $61,693           $62,952          $61,988
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 13
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES
                                                      Three months ended                              Nine months ended
                                                         September 30                                   September 30
                                                  ----------------------------                   ----------------------------
In millions                                       1995                    1994                    1995                   1994
----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                 $961                  $1,036                  $1,002                   $972
Charge-offs                                        (33)                    (39)                   (107)                  (120)
Recoveries                                          15                      23                      47                     53
----------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                   (18)                    (16)                    (60)                   (67)
Provision for credit losses                                                 10                                             60
Acquisitions                                                                                         1                     65
----------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                   $943                  $1,030                    $943                 $1,030
==================================================================================================================================



NONPERFORMING ASSETS
                                                September 30               March 31            December 31           September 30
In millions                                             1995                   1995                   1994                   1994
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                                              $93                   $110                   $143                   $176
 Real estate project                                      82                     95                     70                     79
 Real estate mortgage
  Commercial                                              40                     44                     44                     57
  Residential                                             53                     52                     53                     50
----------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                                 268                    301                    310                    362
Restructured loans                                         5                      7                      9                      4
----------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                              273                    308                    319                    366
Foreclosed assets
 Real estate project                                      87                     88                     77                     91
 Real estate mortgage
  Commercial                                               3                      4                      5                      5
  Residential                                             24                     25                     21                     26
 Other                                                    21                     21                     24                     27
----------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                                135                    138                    127                    149
----------------------------------------------------------------------------------------------------------------------------------
  Total                                                 $408                   $446                   $446                   $515
==================================================================================================================================

                                      ###